PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY PLANT AND EQUIPMENT

	December 31,
	2023	2022

Computers	30,471	30,471
Furniture and office equipment	21,417	21,417
Machines	213,677	213,677
Vehicles	29,418	85,149
Total cost	294,983	350,714
Less - accumulated depreciation	(228,402)	(252,800)
Total property and equipment, net	66,581	97,914